THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Variable Annuity
Lincoln Investor Advantage® Pro Advisory Variable Annuity
Lincoln Investor Advantage® Pro Advisory Choice Variable Annuity

Supplement dated January 3, 2022 to the Summary Prospectus for New Investors dated June 4, 2021

This Supplement outlines important changes for your Lincoln Investor Advantage® Pro individual variable annuity contract.  All other provisions of your summary prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The following funds will be available as investment options under your contract beginning February 22, 2022:

•	Lincoln S&P 500 Buffer Fund Feb
•	Lincoln S&P 500 Ultra Buffer Fund Feb
•	Putnam VT Sustainable Future Fund
•	Putnam VT Sustainable Leaders Fund

The following fund will be available as an investment option under your contract beginning March 21, 2022:

•	Lincoln Nasdaq-100 Buffer Fund Mar

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
To track returns that track those of the S&P 500 PriceReturn Index up to a cap, while providing a buffer against losses. A fund of funds.	Lincoln S&P 500 Buffer Fund Feb – Service Class[1]	1.05%[2]	N/A	N/A	N/A
To track returns that track those of the S&P 500 PriceReturn Index up to a cap, while providing a buffer against losses. A fund of funds.	Lincoln S&P 500 Ultra Buffer Fund Feb – Service Class[1]	1.05%[2]	N/A	N/A	N/A
Seeks long-term capital appreciation.	Putnam VT Sustainable Future Fund – Class IB	1.03%	N/A	N/A	N/A
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund – Class IB	0.91%	N/A	N/A	N/A
To track returns that track those of the Nasdaq-100® Index up to a cap, while providing a buffer against losses. A fund of funds.	Lincoln Nasdaq-100 Buffer Fund Mar – Service Class[1]	1.20%[2]	N/A	N/A	N/A
1Buffer funds employ a strategy to provide buffer protection, which includes a capped upside return risk and an outcome period risk. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds and provide limited protection in the event of a market downturn. This may conflict with your investment objectives by limiting your ability to maximize growth of your Contract Value.
2This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Please retain this Supplement for future reference.